                                                                   EXHIBIT 10.32

                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT
                             AND WAIVER OF DEFAULTS


         This Amendment, dated as of March 26, 2003, is made by and between SOUTHERN FLOW COMPANIES, INC., a Delaware corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS


         The Borrower and the Lender are parties to a Credit and Security Agreement dated as of September 24, 2001, as amended by the First Amendment to Credit and Security Agreement dated as of November 19, 2002 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

         The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

         2. Section 6.2(a). Section 6.2(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "(a) MINIMUM TANGIBLE BOOK NET WORTH. The Borrower will maintain, during each period described below, its Tangible Book Net Worth, determined as at the end of each month, at an amount not less than the amount set forth opposite such period below. "Tangible Book Net Worth" means the aggregate of the common and preferred stockholders' equity in the Borrower less intangibles and less total intercompany indebtedness owing from Corporate Guarantors to Borrower, all determined in accordance with GAAP.

                     PERIOD                       MINIMUM TANGIBLE BOOK NET WORTH
                     ------                       -------------------------------

            3/31/03 through 5/31/03                         $1,400,000
             6/1/03 through 8/31/03                         $1,400,000
            9/1/03 through 11/30/03                         $1,400,000
             12/1/03 and thereafter                         $1,400,000"

         3. Section 6.2(b). Section 6.2(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "(b)     MINIMUM PROFITABILITY.  The Borrower will achieve,
         during each period described below, Net Income, determined at the end of the quarter, greater than the amount set forth opposite such period:

                      PERIOD                                MINIMUM NET INCOME
                      ------                                ------------------
           Three months ending 3/31/03                          $   273,000
            Six months ending 6/30/03                           $   583,000
            Nine months ending 9/30/03                          $   851,000
          Twelve months ending 12/31/03                         $ 1,159,000"

         4. Section 6.2(c). Section 6.2(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "(c)     CAPITAL EXPENDITURES.  The Borrower will not incur
         or contract to incur Capital Expenditures of more than $250,000 in the aggregate during the fiscal year ending December 31, 2003."

         5. Section 6.26. Section 6.26 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "Section 6.26 Advances to Corporate Guarantors. Total intercompany indebtedness owing from all Corporate Guarantors to Borrower determined at the end of each month may not (a) exceed the cumulative Net Income from January 1, 2001 until such date or (b) reduce Tangible Book Net Worth below $1,400,000."

         6. Exhibit B. Exhibit B of the Credit Agreement is amended and restated in its entirety and replaced with Exhibit B attached hereto.

         7. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

         8.       Waiver of Defaults. The Borrower is in default under
Section 7.1(p) of the Credit Agreement as of December 31, 2002 (the "Existing Defaults"). Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

         9. Conditions Precedent. This Amendment, and the waiver set forth in Paragraph 8 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor.

                  (b) Such other matters as the Lender may require.

         10. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations thereunder, and this Amendment has been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violany provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         11. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         12. No Other Waiver. Except as set forth in Paragraph 8 hereof, the execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         13. Release. The Borrower and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         14. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

         15. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.            SOUTHERN FLOW COMPANIES, INC.



By:      /s/ Patti Scudder                   By:      /s/ A. Bradley Gabbard
Name:    Patti Scudder                       Name:    A. Bradley Gabbard
Its:     Commercial Banking Officer          Its:     Chief Financial Officer

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS


         The undersigned, each a guarantor of the indebtedness of Southern Flow Companies, Inc. (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Guaranty dated as of September 24, 2001 (the "Guaranty"), each hereby (i) acknowledges receipt of the foregoing Amendment;
(ii) consents to the terms (including without limitation the release set forth in Paragraph 13 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                                METRETEK, INCORPORATED



                                By:      /s/ A. Bradley Gabbard
                                Name:    A. Bradley Gabbard
                                Its:     Chief Financial Officer


                                METRETEK TECHNOLOGIES, INC.



                                By:      /s/ A. Bradley Gabbard
                                Name:    A. Bradley Gabbard
                                Its:     Executive Vice President

                                POWERSECURE, INC.



                                By:      /s/ A. Bradley Gabbard
                                Name:    A. Bradley Gabbard
                                Its:     Chief Financial Officer

                                      Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE

To:      Wells Fargo Business Credit, Inc.
Date:    __________________, 200__
Subject: Financial Statements

         In accordance with our Credit and Security Agreement dated as of September 24, 2001, as amended by a First Amendment to Credit and Security Agreement dated as of November 19, 2002 and by a Second Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 26, 2003 (as so amended, the "Credit Agreement"), attached are the financial statements of Southern Flow Companies, Inc. (the "Borrower") as of and for ________________, 200___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

         I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

                  Events of Default.  (Check one):

         [  ]     The undersigned does not have knowledge of the occurrence of a
                  Default or Event of Default under the Credit Agreement except as previously reported in writing to the Lender.

         [  ]     The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement not previously reported in writing to the Lender and attached hereto is a statement of the facts with respect to thereto. The Borrower acknowledges that pursuant to Section 2.4(g) of the Credit
                  Agreement, the Lender may impose the Default Rate at any time during the resulting Default Period.

                  Financial Covenants.  I further hereby certify as follows:

1. Minimum Tangible Book Net Worth. Pursuant to Section 6.2(a) of the Credit Agreement, as of the Reporting Date, the Borrower's Tangible Book Net Worth was $________________, which [_] satisfies [_] does not satisfy the requirement that such amount be not less than $1,400,000 at the end of each month.

2. Minimum Profitability. Pursuant to Section 6.2(b) of the Credit Agreement, as of the Reporting Date the Borrower's Net Income for the period set forth below ending on such Reporting Date was $_________________, which [_] satisfies [_] does not satisfy the requirement that such amount be not less than $_________________ during such period as set forth in table below:

                    Period                                     Minimum Net Income
                    ------                                     ------------------
          Three months ended 3/31/03                               $  273,000
           Six months ended 6/30/03                                $  583,000
           Nine months ended 9/30/03                               $  851,000
         Twelve months ended 12/31/03                              $1,159,000


3. Advances to Corporate Guarantors. Pursuant to Section 6.26 of the Credit Agreement, as of the Reporting Date, the amount of all outstanding loans from Borrower to all Corporate Guarantors equals $______________, which [_] satisfies [_] does not satisfy the requirements set forth in such Section 6.26.

4. Capital Expenditures. Pursuant to Section 6.2(c) of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the fiscal year ending December 31, 2003, for Capital Expenditures, $__________________ in the aggregate, which |_| satisfies |_| does not satisfy the requirement that such expenditures not exceed $250,000 in the aggregate during the fiscal year ending December 31, 2003.

         Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                 SOUTHERN FLOW COMPANIES, INC.

                                 By ____________________________
                                 A. Bradley Gabbard
                                 Its Chief Financial Officer